SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report  (Date of earliest event  reported)  October 3, 1996
                                                      (September 26, 1996)


                       MCI COMMUNICATIONS CORPORATION
            ----------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                    0-6457            52-0886267
     --------------           ----------------       -------------
     (State or other             (Commission         (IRS Employer
     jurisdiction of             File Number)        Identification No.)
     incorporation)



           1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006
           ------------------------------------------------------
                  (Address of Principal Executive Offices)

     Registrant's telephone number, including area code (202) 872-1600.




















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                             PAGE 2


Item 5. Other Events.

         The registrant, on September 26, 1996, entered into a Revolving Credit Agreement with Bank of America National Trust and Savings Association, as agent ("Bank of America"), and the several financial institutions parties thereto (the "Revolving Credit Agreement"), under which the registrant may borrow up to
$2,000,000,000. The Revolving Credit Agreement replaces the $2,000,000,000 revolving credit agreement, dated as of July 8, 1994, among the registrant, Bank of America and the several financial institutions parties thereto.

         In addition, the registrant has registered an additional $1,000,000,000 aggregate principal amount of debt securities pursuant to Registration Statement on Form S-3 (File No. 333-11193), as amended by Post-Effective Amendment No. 1, filed by the registrant with the Securities and Exchange Commission (the "Commission") on September 30, 1996 and declared effective by the Commission on October 2, 1996. The Registration Statement covers fixed rate and floating rate debt securities which the registrant may issue from time to time, including, but not limited to, fixed and floating rate senior debt securities, the forms of which are filed herewith.



Item 7.  Financial Statements and Exhibits.

     Exhibit No.                          Description
     -----------                 -------------------------------------


           4 (a)                 Form of Senior Fixed Rate Medium-Term Note.


           4 (b)                 Form of Senior Floating Rate Medium-Term Note.



          10 $2,000,000,000 Revolving Credit Agreement, dated as of September 26, 1996, among the registrant, Bank of America National Trust and Savings Association, as agent, and the several financial institutions parties thereto.











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                            PAGE 3

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MCI COMMUNICATIONS CORPORATION

                                    /s/ Jonelle St. John
                                   ------------------------------
                                    Jonelle St. John
                                    Vice President and Treasurer

Date: October 3, 1996





































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                         EXHIBIT INDEX


     Exhibit No.                                 Description
     -----------                   -------------------------------------

           4 (a)                Form of Senior Fixed Rate Medium-Term Note.


           4 (b)                 Form of Senior Floating Rate Medium-Term Note.


          10 $2,000,000,000 Revolving Credit Agreement, dated as of September 26, 1996, among the registrant, Bank of America National Trust and Savings Association, as agent, and the several financial institutions parties thereto.